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                                                                    EXHIBIT 10.4

September 28, 2004

VIA E-MAIL
----------

Proposed Offering Participant
Named in Accompanying E-Mail Cover

              Re: Proposed Offering of Unsecured Promissory Notes, Common Stock and Warrants
                       ---------------------------------------------------------

Dear Proposed Offering Participant:

         We are writing in regard to a proposed offering ("OFFERING") of unsecured promissory notes due March 31, 2006 ("NOTES"), common stock ("COMMON Stock"), and five-year common stock purchase warrants ("WARRANTS", and together with the Notes and Common Stock, the "SECURITIES") of Telenetics Corporation ("TELENETICS" or the "COMPANY"). As you are aware, Telenetics is seeking funds to repay an existing promissory note in the principal amount of $700,000 held by Dolphin Direct Equity Partners, L.P. and to support Telenetics' working capital requirements.

         Telenetics proposes to issue up to $1,000,000 of Securities to a limited number of accredited investors in a private placement transaction that would close on or about September 30, 2004, provided that certain conditions are met. These conditions would include, among others, that Telenetics raise at least $840,000 in gross proceeds from the sale of the Securities. Subject to final approval by Telenetics, participants in the Offering may elect to pay for the Securities either with cash in U.S. dollars or by surrendering all or a portion of existing indebtedness owed to the participant by Telenetics.

         The Notes and Warrants would be in substantially the forms attached as exhibits to this letter. For each one U.S. dollar invested in a Note by a participant in the Offering, the participant would receive 1.5 shares of Common Stock and Warrants to purchase an additional 1.25 shares of common stock ("WARRANT SHARES"). No fractional shares of Common Stock would be issued in the Offering, and no Warrants would be issued for the purchase of a fractional number of Warrant Shares. Instead, the amount invested would be reduced to the extent necessary to avoid the issuance of fractional shares, and the excess purchase price will be refunded to the participant (in the case where cash is used to fund the purchase price) or remain as outstanding indebtedness.

         Because the Offering would be conducted as a private placement transaction, the Securities would be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act of 1933 ("SECURITIES ACT") and you would be unable to resell any of the Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement. The Common Stock and the Warrant Shares would carry piggyback registration rights as described in an exhibit to this letter.





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Proposed Offering Participant
September 28, 2004
Page 2

         By this letter, Telenetics offers you the opportunity to participate in the Offering. By signing below, you indicate your commitment to participate in the Offering. You also represent to Telenetics that you are, and at the time of consummation of your participation in the Offering will be, an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act, you have such experience in business and financial matters that you are capable of evaluating the merits and risks of an investment in the Securities, and that you acknowledge that an investment in the Securities is speculative and involves a high degree of risk. You further represent that you have had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of Telenetics concerning the financial and other affairs of Telenetics, and to the extent deemed necessary in light of your personal knowledge of Telenetics' affairs, you have has asked such questions and received answers to your full satisfaction. In addition, you represent that you would be acquiring the Securities solely for your own account for the purpose of investment and not with a view to or for sale in connection with a distribution, and that you do not have a present intention to resell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity, and that you will not have any such intention or arrangement at the time of consummation of your participation in the Offering.

         Reports and documents filed by Telenetics with the Securities and Exchange Commission are available free-of-charge by the contacting the undersigned at Telenetics or by accessing the Securities and Exchange Commission web site at http://www.sec.gov. Telenetics encourages you to review those reports and documents, particularly the "Risk Factors" described therein, and to consult with your professional advisors to the extent you deem appropriate when making your decision.

                          [continued on following page]





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Proposed Offering Participant
September 28, 2004
Page 3

         Assuming the foregoing is acceptable to you, please sign and fill in the information requested below and return it to the undersigned on or before September 30, 2004. Following receipt, we will notify you as to how to submit your payment for the Securities. Thank you for your consideration.

                                         Sincerely,

                                         TELENETICS CORPORATION

                                         /s/ David L. Stone

                                         David L. Stone, President and CEO

Attachments





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Proposed Offering Participant
September 28, 2004
Page 4

Exact name in which the Securities would be issued:_____________________________

Dollar amount of Note desired to be purchased: $________________________________

Form of payment (e.g., cash, cancellation of specific type of indebtedness):
________________________________________________________________________________

____________________________________________________
Signature

____________________________________________________
Print Name

____________________________________________________
Title of signer (if signing on behalf of an entity)

____________________________________________________
Name of entity (if signing on behalf of an entity)





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                                    EXHIBIT A
                                    ---------

                                  Form of Notes

[See Exhibit 10.5 to this Form 8-K]

                                    EXHIBIT B
                                    ---------

                                Form of Warrants

[See Exhibit 10.6 to this Form 8-K]

                                    EXHIBIT C
                                    ---------

                               Registration Rights

1. PIGGY-BACK REGISTRATION. If at any time when there is not an effective federal registration statement covering all of the Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder ("HOLDER") of Securities that are not then registered (collectively, "REGISTRABLE SECURITIES") written notice of such determination and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities that are eligible for sale pursuant to Rule 144(k) of the Securities Act; and provided further, that the Holder has promptly furnished in writing to the Company or the Company's counsel such information as the Company or the Company's counsel shall reasonably require in connection with the registration statement.

         In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

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2.       INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of the Purchase Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Company's common stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES") (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue or alleged untrue statement of a material fact contained in the registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party (as defined below) furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the registration statement, such prospectus or such form of prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by these registration rights provisions.

         (b) INDEMNIFICATION BY PURCHASERS. The Holders shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any prospectus, or any form of prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnified Party to the Company specifically for inclusion in the registration statement or such prospectus and that such information was reasonably relied upon by the Company for use in the registration statement, such prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the registration statement, such prospectus or such form of prospectus.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action, claim, suit, investigation or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened ("PROCEEDING") is brought or asserted against any person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to the Purchase Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with these registration rights provisions) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (d) CONTRIBUTION. If a claim for indemnification hereunder is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in these registration rights provisions, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in these registration rights provisions was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in these registration rights provisions are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.